UNITED STATES
                     SECURITIES AND EXCHANGE COMMISION
                           Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 29, 2016

                        George Risk Industries, Inc.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Colorado            000-05378           84-0524756
          -----------         -------------       ---------------
        (State or other        (Commission         (IRS Employer
        jurisiction of         File Number)      Identification No.)
         incorporation)

               802 S. Elm St.
               Kimball, NE                             69145
              ----------------                        --------
   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  308-235-4645

                               Not Applicable
                             ------------------
           (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICER;
            ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective as of August 29, 2016, Jerry Andersen has resigned from his position as a Director of the Board of George Risk Industries, Inc.
Mr. Andersen tendered his resignation because he would be permanently moving from the area.

On the same day, August 29, 2016, Jerry Knutsen was elected by the Board of Directors to fill the vacancy left by Jerry Andersen. Mr. Knutsen, now retired, was a prominent business owner of Knutsen Energy in Kimball, NE


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  09-01-2016		   By:  /s/  Stephanie M. Risk-McElroy
                                   Stephanie M. Risk-McElroy
                                   President and Chief Executive Officer

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